Supplemental Cash Flow Information - Summary of Cash Flow Information (Detail) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019	Jun. 30, 2020	Jun. 30, 2019
Change in non-cash working capital
Accounts receivable	$ (2,828)	$ 559	$ 1,494	$ 867
Accounts payable and accrued liabilities	(1,285)	5,274	(742)	(2,267)
Other	(1,392)	(1,174)	(1,637)	(1,111)
Total change in non-cash working capital	$ (5,505)	$ 4,659	$ (885)	$ (2,511)